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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 6, 2000
                                ----------------
                Date of Report (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Pennsylvania                    1-2116                    23-0366390
       --------------------------------------------------------------------
(State of Organization)     (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
               --------------------------------------------------
         (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)


                            ARMSTRONG HOLDINGS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                   333-32530                23-3033414
        ------------------------------------------------------------------
 (State of Organization)    (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
               --------------------------------------------------
         (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)
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Item 3.  Bankruptcy or Receivership
         --------------------------

On December 6, 2000, Armstrong World Industries, Inc. ("Armstrong World") and two of its wholly-owned subsidiaries, Nitram Liquidators, Inc. and Desseaux Corporation of North America, each filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware in Wilmington (the "Court"). The cases have been consolidated for the purpose of joint administration and were assigned to Judge Farnan for initial proceedings (case nos. 00-4469 through 00-4471) (the "Chapter 11 Cases").

At a hearing held on December 7, 2000, the Court approved, on an interim basis, Armstrong World's $400 million post-petition debtor-in-possession financing facility managed by Chase Manhattan Bank.

These companies continue to operate their businesses and manage their affairs as debtors-in-possession.

The Chapter 11 Cases do not include Armstrong Holdings, Inc. ("Armstrong Holdings"), the indirect parent company of Armstrong World, nor do they relate to Triangle Pacific Corp., Armstrong Canada, Armstrong DLW Europe or any other subsidiaries or joint ventures of Armstrong Holdings or Armstrong World.

On December 6, 2000, the Registrants issued a press release relating to the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

     Exhibits.

          99   Press Release, dated December 6, 2000

                                       1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARMSTRONG WORLD INDUSTRIES, INC.

                                          By:  /s/ William C. Rodruan
                                             ------------------------
                                               William C. Rodruan
                                               Vice President and Controller
                                               (Principal Accounting Officer)



                                          ARMSTRONG HOLDINGS, INC.

                                          By:  /s/ William C. Rodruan
                                             ------------------------
                                               William C. Rodruan
                                               Vice President and Controller
                                               (Principal Accounting Officer)


Date: December 7, 2000

                                       2
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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------

99                         Press Release, dated December 6, 2000